SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2005

SLS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43770	52-2258371
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3119 South Scenic, Springfield, Missouri  65807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 417/883-4549

Section 8 – Other Events

Item 8.01.

Other Events.

On March 2, 2005, we issued a press release regarding our selection as an approved vendor for a Fortune 50 retailer.  A copy of such press release is furnished herewith as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.

Description

99.1

Press Release dated March 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

SLS INTERNATIONAL, INC.
(Registrant)

By	/s/ JOHN M. GOTT
John M. Gott
President and
Chief Executive Officer

Dated: April 4, 2005

SLS INTERNATIONAL, INC.

Current Report on Form 8-K

Exhibit Index

Exhibit No.

Description

99.1

Press Release, dated March 31, 2005